Exhibit 10.1

Execution Version

CONSENT AND ACKNOWLEDGMENT

(Term Facility Obligations)

This CONSENT AND ACKNOWLEDGMENT (this “Consent”) dated as of February 6, 2017, is executed by WILMINGTON TRUST, NATIONAL ASSOCIATION, as new Term Facility Agent and Applicable Second Lien Agent (the “New Agent”), and acknowledged by JPMORGAN CHASE BANK, N.A., as the Applicable First Lien Agent, CITIBANK, N.A. as prior Term Facility Agent and prior Applicable Second Lien Agent, WILMINGTON TRUST, NATIONAL ASSOCIATION, as Other First-Priority Lien Obligations Agent and EP ENERGY LLC (on behalf of itself and certain of its Subsidiaries).

This Consent is with respect to that certain Priority Lien Intercreditor Agreement, dated as of August 24, 2016 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), by and among the parties (other than the New Agent) referred to above.  Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Intercreditor Agreement.

Reference is made to the 8.00% Senior Secured Notes due 2025 (the “Notes”) issued pursuant to that certain Indenture (the “Indenture”), dated as of February 6, 2017, by and among the Company, Everest Acquisition Finance Inc. (together with the Company, the “Issuers”), the subsidiary guarantors named therein (the “Notes Guarantors”) and the New Agent, as trustee and collateral agent, with respect to which the New Agent is acting (w) as trustee and collateral agent under the Indenture, (x) as collateral agent under that certain Collateral Agreement, dated as of February 6, 2017 (the “Collateral Agreement”), by and among the Issuers, the Notes Guarantors and the New Agent, as collateral agent, (y) as collateral agent under that certain Pledge Agreement, dated as of February 6, 2017 (the “Pledge Agreement”), by and among the Issuers, the Notes Guarantors and the New Agent, as collateral agent and (z) as collateral agent under any other Security Document (as defined in the Indenture).

Citi hereby notifies the Applicable First Lien Agent and the Other First-Priority Lien Obligations Agent that New Agent has become the Applicable Second Lien Agent under the Intercreditor Agreement.

Pursuant to Section 5.14 of the Intercreditor Agreement, the Company hereby notifies each of JPMorgan Chase Bank, N.A. and New Agent, in each case, as the Applicable Agent, that it (a) designates the Notes and the Indenture as the “Term Facility” under the Intercreditor Agreement pursuant to the definition of Term Facility and (b) designates the Notes and the obligations of the Issuers and the Notes Guarantors thereunder and under the Indenture as Term Facility Obligations under the Intercreditor Agreement.

The New Agent hereby (a) agrees to be bound by the terms of the Intercreditor Agreement as Term Facility Agent and Applicable Second Lien Agent as if it were Term Facility Agent and Applicable Second Lien Agent as of the date of the Intercreditor Agreement and (b) represents that it is acting in the capacity of the Term Facility Agent solely for the Secured

Parties under the Indenture, the Collateral Agreement, the Pledge Agreement and any other Security Document (as defined in the Indenture).

The address of the New Agent for purposes of all notices and other communications hereunder and under the Intercreditor Agreement is Wilmington Trust, National Association, Global Capital Markets, 15950 N. Dallas Parkway, Suite 550, Dallas, TX  75248, Attention: EP Energy Administrator (Facsimile No. (888) 316-6238, Email: sgoffinet@wilmingtontrust.com).

This Consent shall be governed by, and construed in accordance with, the law of the State of New York.

[Signature Page Follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Term Facility Agent and Applicable Second Lien Agent

		By:	/s/ Shawn Goffinet
		Title:	Assistant Vice President
		Name:	Shawn Goffinet

Acknowledged and Confirmed by, for purposes of the Intercreditor Agreement:

Citibank, N.A., as former Applicable Second Lien Agent

By:	/s/ Joseph Ruffini
Title:	Vice President
Name:	Joseph Ruffini

JPMORGAN CHASE BANK, N.A., as Applicable First Lien Agent

By:	/s/ Jo Linda Papadakis
Title:	Authorized Officer
Name:	Jo Linda Papadakis

WILMINGTON TRUST, NATIONAL ASSOCIATION, as an Other First-Priority Lien Obligations Agent

By:	/s/ Shawn Goffinet
Title:	Assistant Vice President
Name:	Shawn Goffinet

[Signature Page to Consent and Acknowledgment (Other Term Facility Obligations) (Priority Lien Intercreditor Agreement)]

EP ENERGY LLC, on behalf of itself and its Subsidiaries Party to the Intercreditor Agreement

By:	/s/ Kyle A. McCuen
Title:	Vice President and Treasurer
Name:	Kyle A. McCuen

[Signature Page to Consent and Acknowledgment (Other Term Facility Obligations) (Priority Lien Intercreditor Agreement)]